EXHIBIT 99.1


                            Marketing Memorandum for

                    EquiVantage Home Equity Loan Trust 1996-3


The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                    EquiVantage Home Equity Loan Trust 1996-3
                           Preliminary Marketing Memo

Title of Securities:    EquiVantage Home Equity Loan Trust 1996-3, Class A-1
                        Fixed Rate Certificates, Class A-2 Fixed Rate
                        Certificates, Class A-3 Fixed Rate Certificates,
                        (collectively, "Certificates").

Collateral:             Substantially all of the collateral consists of fixed
                        rate home equity loans

Approximate Size:       [$100,000,000]

                                Class A-1       Class A-2       Class A-3
                               -----------     -----------     -----------

Approximate Face
Amount:                        $74,248,000     $10,000,000     $15,752,000

Average Life to Maturity:          [2.049]         [5.624]         [9.173]

Average Life to 10% Call:          [2.049]         [5.624]         [7.834]

Price:                               99-31           99-31           99-29

Spread:                                 75              95             118

Coupon:                              6.850           7.275           7.700

Pricing Speed:                    [24 HEP]        [24 HEP]        [24 HEP]

Yield (CBE):                         6.712           7.283           7.759

Day Count:                          30/360          30/360          30/360

Expected Maturity:                06/25/01        02/25/03        07/25/11

Expected Maturity to
10% Call:                         06/25/01        02/25/03        11/25/04

Final Maturity:                   09/25/15        03/25/21        09/25/27

Servicer:               EquiVantage Inc.

Servicing Fee:          50 basis points per annum for first lien loans and
                        75 basis points per annum for second lien loans.

Trustee:                Norwest Bank Minnesota, National Association

Certificate Ratings:    The Certificates will be rated AAA/Aaa by Standard &
                        Poor's and Moody's.

Certificate Insurer:    Financial Guaranty Insurance Company ("FGIC"). FGIC's
                        claims-paying ability is rated AAA/Aaa/AAA by Standard and Poor's, Moody's and Fitch.

Certificate Insurance:  Timely payments of interest and eventual principal on the Certificates will be 100% guaranteed by FGIC.

Cashflow Priority:      1)  Servicing fee;
                        2)  FGIC fee;
                        3)  Trustee fee;
                        4)  Repayment of unreimbursed Surety payments;
                        5)  Accrued monthly interest for Class A-1;
                        6)  Accrued monthly interest for Class A-2;
                        7)  Accrued monthly interest for Class A-3;
                        8)  Monthly principal to Class A-1 until the Class
                            A-1 principal balance has been reduced to zero;
                        9)  Monthly principal to Class A-2 until the Class A-2
                            principal balance has been reduced to zero;
                        10) Monthly principal to Class A-3 until the Class A-3
                            principal balance has been reduced to zero;
                        11) Repayment of any unreimbursed Servicer advances;
                        12) Excess cashflow to build over-collateralization
                            ("O/C"); and
                        13) Any remaining excess cashflow to to holder of Class
                            B Certificates and Class R Certificates.

Credit Enhancement:     1)  100% wrap from FGIC guaranteeing timely payment of
                            interest and eventual principal.
                        2)  Overcollateralization.
                        3)  Excess monthly cash flow

                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    EquiVantage Home Equity Loan Trust 1996-3
                           Preliminary Marketing Memo

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.


Overcollateralization
Levels (Approx.):       Initial O/C based on         O/C Target based on
                        collateral balance:[2.60%]   collateral balance:[5.20%]

                        In addition, for the first six Payment Dates, the O/C target will be equal to [0.50%] of the initial collateral balance.

                        These O/C percentages are subject to step-downs beginning in month 36 if certain tests are met.

Clean-up Call:          The Residual Holder has the right to purchase the
                        mortgage loans from the Trust when the outstanding aggregate principal balance of the mortgage loans has declined to 10% or less of the initial aggregate principal balance of the mortgage loans. If such option is not excercised, the Servicer will then have such option. The option to purchase the mortgage loans is at par plus accrued interest for both the Residual Holder and the Servicer.

Payment Date:           The 25th day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning on September 25, 1996.

Payment Delay:          24 days.

Interest Accrual
Period: Interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month for the Class A-1, Class A-2 and Class A-3 Certificates.

Pricing Date:           [August 20, 1996]

Settlement Date:        [August 27, 1996]

ERISA
Considerations:         The Certificates will be ERISA eligible. However,
                        investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                        Code of the Plan's acquisition and ownership of such certificates.

Taxation:               REMIC.


                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    EquiVantage Home Equity Loan Trust 1996-3
                           Preliminary Marketing Memo

Available Pool
Information:            AS OF July 31, 1996, THE STATISTICAL CALCULATION DATE:

                        Loans:           1,460
                        Balance:         $88,862,779.44
                        WAC:             11.081%
                        WAM:             245.5
                        WA CLTV:         76.826%
                        % 1st Lien:      97.34%
                        % 2nd Lien:      2.66%

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:    Call the desk at (212) 778-2741, Mimi Cheng at (212)
                        778-7474, Vito Lodato at (212) 778-1390, Paul Richardson at (212) 778-1507, or Randy White at (212)778-7461 with any questions.

                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          08/20/96 06:33:26 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP EQHEL63                             Coupon                   6.850
Class         A1     SEQ                          Accr  0.49472 1st Pmt 09/25/96
Collateral    100% HOME EQUITY LOANS (Real)       Factor             on   /  /
N/GWAC (Orig)       /        (10.579/11.086)
WAM    (Orig)         (25.738)                    Mat 09/25/15   Settle 08/27/96
CenterPrice    99-31  Inc   0.5               Table Yield        Roll@

                    HEP      HEP      HEP      HEP      HEP      HEP      HEP
   Price           24.00    18.00    20.00    22.00    26.00    28.00    30.00
  -------          -----    -----    -----    -----    -----    -----    -----
   99-21+          6.877    6.892    6.887    6.882    6.873    6.868    6.863
   99-22           6.869    6.885    6.880    6.874    6.863    6.858    6.853
   99-22+          6.860    6.878    6.872    6.866    6.854    6.848    6.842
   99-23           6.852    6.871    6.865    6.858    6.845    6.838    6.832
   99-23+          6.843    6.864    6.857    6.850    6.836    6.829    6.822
   99-24           6.834    6.858    6.850    6.842    6.827    6.819    6.811
   99-24+          6.826    6.851    6.842    6.834    6.817    6.809    6.801
   99-25           6.817    6.844    6.835    6.826    6.808    6.799    6.791
   99-25+          6.809    6.837    6.827    6.818    6.799    6.790    6.780
   99-26           6.800    6.830    6.820    6.810    6.790    6.780    6.770
   99-26+          6.791    6.823    6.813    6.802    6.781    6.770    6.759
   99-27           6.783    6.816    6.805    6.794    6.772    6.760    6.749
   99-27+          6.774    6.810    6.798    6.786    6.762    6.751    6.739
   99-28           6.766    6.803    6.790    6.778    6.753    6.741    6.728
   99-28+          6.757    6.796    6.783    6.770    6.744    6.731    6.718
   99-29           6.748    6.789    6.775    6.762    6.735    6.721    6.708
   99-29+          6.740    6.782    6.768    6.754    6.726    6.712    6.697
   99-30           6.731    6.775    6.761    6.746    6.716    6.702    6.687
   99-30+          6.723    6.768    6.753    6.738    6.707    6.692    6.677
   99-31           6.714    6.762    6.746    6.730    6.698    6.682    6.667
   99-31+          6.705    6.755    6.738    6.722    6.689    6.673    6.656
  100-00           6.697    6.748    6.731    6.714    6.680    6.663    6.646
  100-00+          6.688    6.741    6.723    6.706    6.671    6.653    6.636
  100-01           6.680    6.734    6.716    6.698    6.662    6.643    6.625
  100-01+          6.671    6.727    6.709    6.690    6.652    6.634    6.615
  100-02           6.663    6.721    6.701    6.682    6.643    6.624    6.605
  100-02+          6.654    6.714    6.694    6.674    6.634    6.614    6.594
  100-03           6.645    6.707    6.686    6.666    6.625    6.605    6.584
  100-03+          6.637    6.700    6.679    6.658    6.616    6.595    6.574
  100-04           6.628    6.693    6.672    6.650    6.607    6.585    6.563
  100-04+          6.620    6.687    6.664    6.642    6.598    6.575    6.553
  100-05           6.611    6.680    6.657    6.634    6.588    6.566    6.543
  100-05+          6.603    6.673    6.649    6.626    6.579    6.556    6.533
  100-06           6.594    6.666    6.642    6.618    6.570    6.546    6.522
  100-06+          6.586    6.659    6.635    6.610    6.561    6.537    6.512
  100-07           6.577    6.652    6.627    6.602    6.552    6.527    6.502
  100-07+          6.568    6.646    6.620    6.594    6.543    6.517    6.492
  100-08           6.560    6.639    6.612    6.586    6.534    6.507    6.481
  100-08+          6.551    6.632    6.605    6.578    6.525    6.498    6.471

Avg. Life          2.049    2.648    2.412    2.216    1.906    1.782    1.673
Mod. Dur.          1.813    2.275    2.096    1.944    1.698    1.597    1.508
1st  Pmt.          0.078    0.078    0.078    0.078    0.078    0.078    0.078
Last Pmt.          4.828    6.411    5.828    5.328    4.494    4.161    3.911

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          08/20/96 06:34:15 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP EQHEL63                             Coupon                   7.275
Class         A2     SEQ                          Accr  0.52542 1st Pmt 09/25/96
Collateral    100% HOME EQUITY LOANS (Real)       Factor             on   /  /
N/GWAC (Orig)       /        (10.579/11.086)
WAM    (Orig)         (25.738)                    Mat 03/25/21   Settle 08/27/96
CenterPrice    99-31  Inc   0.5               Table Yield        Roll@

                    HEP      HEP      HEP      HEP      HEP      HEP      HEP
   Price           24.00    18.00    20.00    22.00    26.00    28.00    30.00
  ------          -----    -----    -----    -----    -----    -----    -----
   99-21+          7.351    7.358    7.356    7.353    7.349    7.346    7.344
   99-22           7.348    7.355    7.353    7.350    7.345    7.342    7.339
   99-22+          7.344    7.352    7.350    7.347    7.341    7.338    7.335
   99-23           7.341    7.349    7.347    7.344    7.337    7.334    7.331
   99-23+          7.337    7.347    7.344    7.340    7.334    7.330    7.327
   99-24           7.334    7.344    7.340    7.337    7.330    7.326    7.323
   99-24+          7.330    7.341    7.337    7.334    7.326    7.322    7.318
   99-25           7.327    7.338    7.334    7.331    7.322    7.318    7.314
   99-25+          7.323    7.335    7.331    7.327    7.319    7.314    7.310
   99-26           7.320    7.333    7.328    7.324    7.315    7.310    7.306
   99-26+          7.316    7.330    7.325    7.321    7.311    7.306    7.302
   99-27           7.313    7.327    7.322    7.318    7.308    7.302    7.297
   99-27+          7.309    7.324    7.319    7.314    7.304    7.299    7.293
   99-28           7.306    7.321    7.316    7.311    7.300    7.295    7.289
   99-28+          7.302    7.319    7.313    7.308    7.296    7.291    7.285
   99-29           7.299    7.316    7.310    7.304    7.293    7.287    7.280
   99-29+          7.295    7.313    7.307    7.301    7.289    7.283    7.276
   99-30           7.292    7.310    7.304    7.298    7.285    7.279    7.272
   99-30+          7.288    7.307    7.301    7.295    7.282    7.275    7.268
   99-31           7.285    7.305    7.298    7.291    7.278    7.271    7.264
   99-31+          7.281    7.302    7.295    7.288    7.274    7.267    7.259
  100-00           7.278    7.299    7.292    7.285    7.270    7.263    7.255
  100-00+          7.274    7.296    7.289    7.282    7.267    7.259    7.251
  100-01           7.271    7.293    7.286    7.278    7.263    7.255    7.247
  100-01+          7.267    7.291    7.283    7.275    7.259    7.251    7.243
  100-02           7.264    7.288    7.280    7.272    7.256    7.247    7.238
  100-02+          7.260    7.285    7.277    7.269    7.252    7.243    7.234
  100-03           7.257    7.282    7.274    7.266    7.248    7.239    7.230
  100-03+          7.253    7.279    7.271    7.262    7.244    7.235    7.226
  100-04           7.250    7.277    7.268    7.259    7.241    7.231    7.222
  100-04+          7.246    7.274    7.265    7.256    7.237    7.227    7.217
  100-05           7.243    7.271    7.262    7.253    7.233    7.223    7.213
  100-05+          7.240    7.268    7.259    7.249    7.230    7.219    7.209
  100-06           7.236    7.265    7.256    7.246    7.226    7.215    7.205
  100-06+          7.233    7.263    7.253    7.243    7.222    7.211    7.201
  100-07           7.229    7.260    7.250    7.240    7.218    7.207    7.196
  100-07+          7.226    7.257    7.247    7.236    7.215    7.204    7.192
  100-08           7.222    7.254    7.244    7.233    7.211    7.200    7.188
  100-08+          7.219    7.251    7.241    7.230    7.207    7.196    7.184

Avg. Life          5.624    7.425    6.723    6.130    5.187    4.808    4.476
Mod. Dur.          4.465    5.550    5.144    4.784    4.180    3.925    3.696
1st  Pmt.          4.828    6.411    5.828    5.328    4.494    4.161    3.911
Last Pmt.          6.494    8.578    7.744    7.078    5.994    5.578    5.161

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          08/20/96 06:34:33 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP EQHEL63                             Coupon                   7.700
Class         A3     SEQ                          Accr  0.55611 1st Pmt 09/25/96
Collateral    100% HOME EQUITY LOANS (Real)       Factor             on   /  /
N/GWAC (Orig)       /        (10.579/11.086)
WAM    (Orig)         (25.738)                    Mat 10/25/27   Settle 08/27/96
CenterPrice    99-29  Inc   0.5               Table Yield        Roll@

                    HEP      HEP      HEP      HEP      HEP      HEP      HEP
   Price           24.00    18.00    20.00    22.00    26.00    28.00    30.00
  -------          -----    -----    -----    -----    -----    -----    -----
   99-19+          7.805    7.808    7.807    7.806    7.804    7.803    7.802
   99-20           7.803    7.806    7.805    7.804    7.801    7.800    7.799
   99-20+          7.800    7.804    7.803    7.801    7.799    7.797    7.796
   99-21           7.798    7.802    7.800    7.799    7.796    7.794    7.793
   99-21+          7.795    7.800    7.798    7.797    7.793    7.792    7.790
   99-22           7.793    7.797    7.796    7.794    7.791    7.789    7.787
   99-22+          7.790    7.795    7.794    7.792    7.788    7.786    7.784
   99-23           7.788    7.793    7.791    7.790    7.786    7.783    7.781
   99-23+          7.785    7.791    7.789    7.787    7.783    7.781    7.778
   99-24           7.783    7.789    7.787    7.785    7.780    7.778    7.775
   99-24+          7.780    7.787    7.785    7.783    7.778    7.775    7.772
   99-25           7.778    7.785    7.783    7.780    7.775    7.772    7.770
   99-25+          7.775    7.783    7.780    7.778    7.772    7.770    7.767
   99-26           7.773    7.781    7.778    7.776    7.770    7.767    7.764
   99-26+          7.770    7.778    7.776    7.773    7.767    7.764    7.761
   99-27           7.768    7.776    7.774    7.771    7.765    7.761    7.758
   99-27+          7.765    7.774    7.771    7.768    7.762    7.759    7.755
   99-28           7.763    7.772    7.769    7.766    7.759    7.756    7.752
   99-28+          7.760    7.770    7.767    7.764    7.757    7.753    7.749
   99-29           7.758    7.768    7.765    7.761    7.754    7.750    7.746
   99-29+          7.755    7.766    7.763    7.759    7.752    7.747    7.743
   99-30           7.753    7.764    7.760    7.757    7.749    7.745    7.740
   99-30+          7.750    7.762    7.758    7.754    7.746    7.742    7.737
   99-31           7.748    7.759    7.756    7.752    7.744    7.739    7.735
   99-31+          7.746    7.757    7.754    7.750    7.741    7.736    7.732
  100-00           7.743    7.755    7.751    7.747    7.738    7.734    7.729
  100-00+          7.741    7.753    7.749    7.745    7.736    7.731    7.726
  100-01           7.738    7.751    7.747    7.743    7.733    7.728    7.723
  100-01+          7.736    7.749    7.745    7.740    7.731    7.725    7.720
  100-02           7.733    7.747    7.743    7.738    7.728    7.723    7.717
  100-02+          7.731    7.745    7.740    7.736    7.725    7.720    7.714
  100-03           7.728    7.743    7.738    7.733    7.723    7.717    7.711
  100-03+          7.726    7.741    7.736    7.731    7.720    7.714    7.708
  100-04           7.723    7.738    7.734    7.729    7.718    7.712    7.706
  100-04+          7.721    7.736    7.731    7.726    7.715    7.709    7.703
  100-05           7.718    7.734    7.729    7.724    7.712    7.706    7.700
  100-05+          7.716    7.732    7.727    7.722    7.710    7.703    7.697
  100-06           7.713    7.730    7.725    7.719    7.707    7.701    7.694
  100-06+          7.711    7.728    7.723    7.717    7.705    7.698    7.691

Avg. Life          9.173   11.701   10.772    9.937    8.478    7.863    7.317
Mod. Dur.          6.282    7.389    7.003    6.635    5.946    5.635    5.346
1st  Pmt.          6.494    8.578    7.744    7.078    5.994    5.578    5.161
Last Pmt.         14.911   17.328   15.828   14.911   14.244   13.244   12.411

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

- --------------------------------------------------------------------------------
     -  EQHEL63
     -  Cut Off Date of Tape is  07/31/96
     -    $88,862,779.44
     -  Mortgage Summary Report
- --------------------------------------------------------------------------------

Number of Mortgage Loans:                             1,460

Aggregate Unpaid Principal Balance:          $88,862,779.44
Aggregate Original Principal Balance:        $88,916,743.78

Average Unpaid Principal Balance:                $60,864.92
Average Original Principal Balance:              $60,901.88

Maximum Unpaid Principal Balance:               $287,881.79
Minimum Unpaid Principal Balance:                 $7,000.00

Maximum Original Principal Balance:             $288,000.00
Minimum Original Principal Balance:               $7,000.00

Weighted Average Gross Coupon:                      11.081%
Gross Coupon Range:                       8.600% -  16.250%

Weighted Average Net Coupon:                        10.574% * 1st Liens = 50 bps
Net Coupon Range:                         8.100% -  15.750%   2nd Liens = 75 bps

Weighted Avg. Stated Rem. Term (LPD
 to Ball./Mat Date):                                245.450
Stated Rem Term Range:                    59.000 -  360.000

Weighted Average Age (First Pay thru
 Last Pay):                                           0.547
Age Range:                                 0.000 -    4.000

Weighted Average Original Term (Term
 to Ball./Mat.):                                    245.997
Original Term Range:                      60.000 -  360.000

Weighted Average Combined LTV:                       76.826 * Given
Combined LTV Range:                       15.430% -  93.070%
- --------------------------------------------------------------------------------

                           GROSS COUPON
- ----------------------------------------------------------------

                                                      Total
             Gross                 #      %          Current
             Coupon               Loan   Pool        Balance

 8.50% < Gross Coupon <=  8.75%      2    .12        $102,618.39
 8.75% < Gross Coupon <=  9.00%      6    .44        $389,878.82
 9.00% < Gross Coupon <=  9.25%      9    .75        $670,005.58
 9.25% < Gross Coupon <=  9.50%     36   2.76      $2,452,220.98
 9.50% < Gross Coupon <=  9.75%     64   4.79      $4,252,213.47
 9.75% < Gross Coupon <= 10.00%    113   8.42      $7,478,046.21
10.00% < Gross Coupon <= 10.25%     92   5.83      $5,181,153.12
10.25% < Gross Coupon <= 10.50%    114   8.46      $7,519,091.75
10.50% < Gross Coupon <= 10.75%    175  13.56     $12,051,450.56
10.75% < Gross Coupon <= 11.00%    157  12.50     $11,104,075.24
11.00% < Gross Coupon <= 11.25%    102   6.74      $5,989,928.53
11.25% < Gross Coupon <= 11.50%     97   6.28      $5,582,770.87
11.50% < Gross Coupon <= 11.75%    107   7.40      $6,573,096.80
11.75% < Gross Coupon <= 12.00%     64   4.00      $3,550,364.16
12.00% < Gross Coupon <= 12.25%     50   2.64      $2,342,694.45
12.25% < Gross Coupon <= 12.50%     40   2.88      $2,558,442.27
12.50% < Gross Coupon <= 12.75%     55   3.28      $2,911,765.76
12.75% < Gross Coupon <= 13.00%     40   2.46      $2,190,131.76
13.00% < Gross Coupon <= 13.25%     39   1.95      $1,731,997.83
13.25% < Gross Coupon <= 13.50%     27   1.25      $1,114,808.67
13.50% < Gross Coupon <= 13.75%     23   1.17      $1,039,091.96
13.75% < Gross Coupon <= 14.00%     12    .71        $629,495.86
14.00% < Gross Coupon <= 14.25%     14    .68        $607,282.20
14.25% < Gross Coupon <= 14.50%     11    .45        $403,130.97
14.50% < Gross Coupon <= 14.75%      1    .15        $136,000.00
14.75% < Gross Coupon <= 15.00%      6    .25        $225,050.39
15.00% < Gross Coupon <= 15.25%      1    .03         $28,875.00
15.50% < Gross Coupon <= 15.75%      1    .02         $18,200.00
15.75% < Gross Coupon <= 16.00%      1    .02         $18,897.84
16.00% < Gross Coupon <= 16.25%      1    .01         $10,000.00

- ----------------------------------------------------------------
Total.....                       1,460 100.00%    $88,862,779.44
================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                ORIGINAL TERM TO BALLOON/MATURITY
- ----------------------------------------------------------------

                                                     Total
            Original               #      %         Current
            Maturity              Loan   Pool       Balance

50  < Original Maturity <=  60        6    .15      $129,167.02
80  < Original Maturity <=  90        2    .06       $54,324.73
90  < Original Maturity <=  100       1    .02       $21,475.00
100 < Original Maturity <=  110       1    .07       $63,776.34
110 < Original Maturity <=  120      45   1.39    $1,237,524.47
140 < Original Maturity <=  150       3    .28      $249,522.77
170 < Original Maturity <=  180     829  54.14   $48,112,864.59
230 < Original Maturity <=  240     164   9.70    $8,617,095.66
290 < Original Maturity <=  300       2    .19      $164,887.80
350 < Original Maturity <=  360     407  34.00   $30,212,141.06
- ---------------------------------------------------------------
Total.....                        1,460 100.00%  $88,862,779.44
===============================================================


              REMAINING TERM TO BALLOON/MATURITY
- --------------------------------------------------------------

                                                   Total
                                  #      %         Current
         Remaining Term          Loan   Pool       Balance

 48 < Rem Term <=  60                6    .15      $129,167.02
 72 < Rem Term <=  84                2    .06       $54,324.73
 84 < Rem Term <=  96                1    .02       $21,475.00
 96 < Rem Term <= 108                1    .07       $63,776.34
108 < Rem Term <= 120               45   1.39    $1,237,524.47
132 < Rem Term <= 144                3    .28      $249,522.77
168 < Rem Term <= 180              829  54.14   $48,112,864.59
228 < Rem Term <= 240              164   9.70    $8,617,095.66
288 < Rem Term <= 300                2    .19      $164,887.80
348 < Rem Term <= 360              407  34.00   $30,212,141.06
- --------------------------------------------------------------
Total.....                       1,460 100.00%  $88,862,779.44
===============================================================

===============================================================


    LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY) *
- --------------------------------------------------------------

                                                    Total
                                  #      %         Current
       Age of Loan               Loan   Pool       Balance

  0 < Age <=   6                 1,460 100.00   $88,862,779.44
- --------------------------------------------------------------
Total.....                       1,460 100.00%  $88,862,779.44
==============================================================
* Last Payment Date assumed to be Next Payment Date (7/31) minus 1 month


      LAST PAYMENT DATE * Calculated using Next Payment Date minus 1 month
- -------------------------------------------------------------

  Last                                             Total
   Pay                            #      %        Current
  Date                           Loan   Pool      Balance

05/01/96                             1    .04      $36,375.00
05/06/96                             1    .08      $66,941.11
05/15/96                             1    .09      $82,625.00
06/01/96                            30   1.88   $1,670,393.42
06/15/96                             1    .08      $66,725.00
07/01/96                           800  54.17  $48,134,442.82
07/15/96                            43   3.30   $2,935,614.56
08/01/96                           557  38.35  $34,081,539.28
08/15/96                            21   1.61   $1,431,600.00
09/01/96                             4    .35     $315,200.24
10/01/96                             1    .05      $41,323.01
- -------------------------------------------------------------
Total.....                       1,460 100.00% $88,862,779.44
=============================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  COMBINED LTV RANGE * Given
- ------------------------------------------------------------


     Combined LTV        # of      % of         Current
        Range            Loans     Pool         Balance

 15.0 < CLTV <=  20.0       4.00    0.09           79,247.33
 20.0 < CLTV <=  25.0       4.00    0.12          108,091.06
 25.0 < CLTV <=  30.0       6.00    0.15          132,205.02
 30.0 < CLTV <=  35.0       5.00    0.15          130,221.71
 35.0 < CLTV <=  40.0      16.00    0.46          410,388.03
 40.0 < CLTV <=  45.0      10.00    0.37          326,701.83
 45.0 < CLTV <=  50.0      26.00    0.93          826,914.55
 50.0 < CLTV <=  55.0      36.00    1.77        1,574,452.16
 55.0 < CLTV <=  60.0      53.00    2.24        1,987,301.50
 60.0 < CLTV <=  65.0      77.00    4.21        3,745,204.51
 65.0 < CLTV <=  70.0     128.00    7.74        6,881,112.40
 70.0 < CLTV <=  75.0     213.00   13.11       11,651,771.17
 75.0 < CLTV <=  80.0     570.00   41.44       36,825,276.65
 80.0 < CLTV <=  85.0     270.00   23.11       20,538,808.42
 85.0 < CLTV <=  90.0      40.00    3.73        3,310,722.58
 90.0 < CLTV <=  95.0       2.00    0.38          334,360.52
- ------------------------------------------------------------
Total.....              1,460     100.00%     $88,862,779.44
============================================================


                    ORIGINAL MORTGAGE AMOUNT
- --------------------------------------------------------------

                                                   Total
            Original               #      %        Current
          Mortgage Amt.           Loan   Pool      Balance

             Balance <=    25,000   122   2.65   $2,354,225.44
    25,000 < Balance <=    50,000   541  23.15  $20,567,984.64
    50,000 < Balance <=    75,000   449  30.77  $27,339,303.70
    75,000 < Balance <=   100,000   178  17.31  $15,384,017.31
   100,000 < Balance <=   150,000   130  17.25  $15,330,073.77
   150,000 < Balance <=   202,300    27   5.37   $4,768,807.87
   202,300 < Balance <=   250,000     7   1.69   $1,505,384.92
   250,000 < Balance <=   300,000     6   1.82   $1,612,981.79
- --------------------------------------------------------------
Total.....                        1,460 100.00% $88,862,779.44
==============================================================


                      CURRENT MORTGAGE AMOUNT
- -----------------------------------------------------------------
                                                      Total
             Current               #      %           Current
          Mortgage Amt.           Loan   Pool         Balance

             Balance <=    25,000   122   2.65      $2,354,225.44
    25,000 < Balance <=    50,000   543  23.26     $20,667,937.21
    50,000 < Balance <=    75,000   448  30.74     $27,314,280.34
    75,000 < Balance <=   100,000   177  17.23     $15,309,088.10
   100,000 < Balance <=   150,000   130  17.25     $15,330,073.77
   150,000 < Balance <=   202,300    27   5.37      $4,768,807.87
   202,300 < Balance <=   250,000     7   1.69      $1,505,384.92
   250,000 < Balance <=   300,000     6   1.82      $1,612,981.79
- -----------------------------------------------------------------
Total.....                        1,460 100.00%    $88,862,779.44
=================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                   GEOGRAPHIC DISTRIBUTION
- --------------------------------------------------------

                                               Total
                                              Current
 State                 # Loans   % Pool       Balance

DE                          2       .17       $152,150.00
FL                         76      4.71     $4,185,334.74
GA                        106      6.78     $6,022,029.23
IA                          3       .26       $228,915.29
ID                          2       .17       $152,001.82
IL                         95      7.15     $6,357,002.37
IN                        102      5.30     $4,712,618.56
KY                         34      1.96     $1,742,710.29
LA                         47      2.14     $1,899,860.14
MD                         70      7.75     $6,889,396.58
MI                        212     15.12    $13,433,936.48
MO                          8       .43       $383,812.23
MS                         19      1.06       $940,011.36
NC                        100      6.89     $6,118,360.76
OH                        250     15.87    $14,105,345.31
OR                         11      1.15     $1,023,639.61
SC                         51      3.12     $2,772,078.16
TN                        217     14.68    $13,042,321.04
WA                         49      4.77     $4,242,647.64
WI                          6       .52       $458,607.83
- ---------------------------------------------------------
Total.....              1,460    100.00%   $88,862,779.44
=========================================================


                          PROPERTY TYPE
- ----------------------------------------------------------------

                                                     Total
                                  #      %          Current
       Loan Feature              Loan   Pool        Balance

Blanket (2 Units Detached)           5    .24        $214,041.61
Condominiums                        14    .63        $559,487.32
Manufactured Housing                75   3.85      $3,419,261.43
PUD                                 10   1.14      $1,016,725.86
Single Family Attached              38   2.02      $1,795,573.66
Single Family Detached           1,293  90.63     $80,535,956.20
Townhouse                           10    .65        $580,199.67
Two to Four Family                  15    .83        $741,533.69
- ----------------------------------------------------------------
Total.....                       1,460 100.00%    $88,862,779.44
================================================================


                        OCCUPANCY
- -------------------------------------------------------

                                             Total
                                            Current
                      # Loans   % Pool      Balance

Owner Occ.              1,347     94.60   $84,065,683.85
Investor                  113      5.40    $4,797,095.59
- --------------------------------------------------------
Total.....              1,460    100.00%  $88,862,779.44
========================================================


                      LOAN PURPOSE
- --------------------------------------------------------

                                              Total
                                             Current
                      # Loans   % Pool       Balance

Purchase                  122     10.48     $9,310,620.45
Refinance/Cash Out        857     55.46    $49,280,597.54
Refinance                 112      7.48     $6,642,684.12
Debt Consolidation Refi.  369     26.59    $23,628,877.33
- ---------------------------------------------------------
Total.....              1,460    100.00%   $88,862,779.44
=========================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                   APPRAISAL VALUE
- ----------------------------------------------------

             Appraisal
               Value               # Loans  % Pool

            Balance<=    25,000         11     .17
    25,000 <Balance<=    50,000        274    9.06
    50,000 <Balance<=    75,000        504   26.35
    75,000 <Balance<=   100,000        306   21.67
   100,000 <Balance<=   150,000        250   24.95
   150,000 <Balance<=   200,000         75    9.57
   200,000 <Balance<=   250,000         23    4.25
   250,000 <Balance<=   300,000          8    1.89
   300,000 <Balance<=   350,000          4    1.20
   350,000 <Balance<=   400,000          3     .71
   400,000 <Balance<=   450,000          1     .10
   500,000 <Balance<=   600,000          1     .07
- ----------------------------------------------------
Total.....                           1,460  100.00%
====================================================

                     LIEN STATUS
- ----------------------------------------------------

                              %        Current
Lien Status           # Loans   Pool      Balance

    1                  1,387    97.34    $86,497,743
    2                     73     2.66     $2,365,037
- ----------------------------------------------------
Total.....             1,460   100.00%   $88,862,779
====================================================


                          BALLOON LOANS
- ---------------------------------------------------------------

                                                    Total
                                  #      %         Current
BALLOON CODE                     Loan   Pool       Balance

    No                           1,010  64.62    $57,423,298.05
    Yes                            450  35.38    $31,439,481.39
- ---------------------------------------------------------------
Total.....                       1,460 100.00%   $88,862,779.44
===============================================================


                   CREDIT GRADE - LOAN PROGRAM
- --------------------------------------------------------------

                                                   Total
                                  #      %        Current
       Loan Feature              Loan   Pool      Balance

A+                                  40   3.38    $3,005,139.56
A                                  770  54.39   $48,336,264.19
B                                  474  31.51   $28,000,422.66
C                                  176  10.71    $9,520,953.03
- --------------------------------------------------------------
Total.....                       1,460 100.00%  $88,862,779.44
==============================================================

                         NUMBER OF UNITS
- --------------------------------------------------------------

                                                  Total
                                  #      %       Current
     Loan Feature                Loan   Pool     Balance

1                                1,412  97.27  $86,439,050.68
2                                   43   2.35   $2,086,758.18
3                                    2    .21     $185,003.98
4                                    3    .17     $151,966.60
- --------------------------------------------------------------
Total.....                       1,460 100.00% $88,862,779.44
==============================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.